UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          February 3, 2010

Lithia Motors, Inc.

(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-21789 (Commission File Number)	93 - 0572810 (IRS Employer Identification No.)

360 E. Jackson Street Medford, Oregon 97501 (Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

          On February 3, 2010, Lithia Motors, Inc. issued a press release announcing preliminary fourth quarter and year end 2009 adjusted diluted earnings per share, the reclassification of ten stores from discontinued operations to continuing operations and projected 2010 earnings guidance.  The Company also announced that its fourth quarter and year end results for 2009 will be released on Wednesday, February 24, 2010 at 1:05 p.m. PT.  Lithia will conduct a conference call to discuss its fourth quarter results at 2:00 p.m. PT February 24, 2010.  Interested parties are invited to join the call by dialing 800-254-5933 entering the conference ID# 47221792.  Please call 10 minutes prior to the beginning of the call.  To listen live on the Lithia Motors website: Log-on to www.Lithia.com go to Investor Relations and click on the Conference Call Icon.  A replay will be available at the Investor Relations section of the Lithia Motors website.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable
(d)	Exhibits.
99.1 Press Release

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2010	By:	LITHIA MOTORS, INC. (Registrant) /s/ Kenneth E. Roberts Kenneth E. Roberts Assistant Secretary